UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2009

En Pointe Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28052	75-2467002
(Commission File Number)	(I.R.S. Employer Identification No.)

18701 Figueroa Street Gardena, California	90248
(Address of principal executive offices)	(Zip Code)

(310) 337-5200
Registrant’s telephone number, including area code

_____________________Not Applicable____________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 27, 2009, En Pointe Technologies, Inc. (the "Company") provided its plan for compliance with Nasdaq Stock Market ("Nasdaq") Rule 4310(c)(14) related to a completed management report on internal controls over financial reporting for inclusion in its Annual Report on Form 10-K for the year ended September 30, 2008.  In its letter to Nasdaq, the Company indicated its intent to fully comply with the Nasdaq rule and provided a time table for the completion of the evaluation of financial and information technology controls.

A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d) Exhibits:

Exhibit
Number	Description

99.1	Press release, dated February 27, 2009, announcing reply to non-compliance letter from Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

February 27, 2009	By:	/s/ Robert A. Mercer____________
Name: Robert A. Mercer
Title: Corporate Secretary